                                                                    EXHIBIT 10.3
                            FORM OF PLEDGE AGREEMENT
                            ------------------------


     This PLEDGE AGREEMENT, dated as of December __, 1994, is made by and between __________________, a ____________________ (the "Pledgor"), and TLMD
                                                         -------
Partners II, L.L.C., a Delaware limited liability company (the "Secured Party"),
                                                                -------------
in connection with the Purchase Agreement (as defined herein).


                             PRELIMINARY STATEMENTS
                             ----------------------


     A. Pursuant to the terms of that certain Agreement to Purchase Securities and Claims dated as of the date hereof between the Pledgor and Secured Party (the "Purchase Agreement"), the Pledgor has acquired the Sale Debentures and the
      ------------------
Sale Claims of Telemundo Group, Inc., a Delaware corporation (the "Issuer").
                                                                   ------

     B. Pursuant to Section 1.03 of the Purchase Agreement, the Pledgor agreed to grant Secured Party a security interest in the Sale Debentures and the Sale Claims as security for the unpaid portion of the Purchase Price for the Sale Debentures and Sale Claims.

     C. It is a condition precedent to the obligation of the Secured Party to sell the Sale Debentures and the Sale Claims to Pledgor that the Pledgor execute and deliver this Pledge Agreement.

     ACCORDINGLY, in consideration of the preceding preliminary statements and the mutual covenants contained in this Agreement and the Purchase Agreement, the parties hereto, intending to be legally bound, now agree as follows:


                             STATEMENT OF AGREEMENT
                             ----------------------


     ARTICLE 1  DEFINITIONS.
                -----------

     1.1  Certain Defined Terms.  As used in this Agreement, the following terms
          ---------------------
have the following meanings:

     "Additions" shall mean all additions and accessions to the Collateral and
     ----------
all substitutions, exchanges and replacements therefor.

     "Agreement" shall mean this Pledge Agreement, as amended, supplemented,
      ---------
waived or modified from time to time.

     "Collateral" shall mean the Sale Debentures, the Sale Claims and all
      ----------
income, benefits, rights and other property derived therefrom or related thereto, including, without limitation, all proceeds thereof, now owned or hereafter acquired by the Pledgor or hereafter arising in favor of the Pledgor, including, but not limited to:

          (i) all redemption proceeds and other distributions (including, without limitation, Distributions) arising from, payable on, or distributable in respect of, Collateral, whether in cash, property, securities or otherwise, and whether now or hereafter paid or made;

          (ii) all interest, premium and principal payments paid on, derived from or otherwise related to Collateral;

          (iii) all other rights derived from or related to Collateral including, without limitation, all contract and court sanctioned claims and rights attached to, or flowing from, Collateral; and

          (iv) all Additions to, and Proceeds of, the foregoing; provided, however, that none of the foregoing shall constitute Collateral from and after the termination of this Agreement as provided in Section 2.3.

     "Event of Default" shall mean the failure of the Pledgor to pay the
      ----------------
Purchase Price for the Sale Debentures and Sale Claims in accordance with the terms of Section 1.02 of the Purchase Agreement.

     "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation,
      ----
assignment, conditional sale agreement, deposit arrangement, security interest, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever in respect of any property of a Person, whether granted voluntarily or imposed by law.

     "Obligations" shall mean:
      -----------

          (i) the obligation of the Pledgor to the Secured Party to pay the unpaid portion of the Purchase Price for the Sale Debentures and the Sale Claims to the Secured Party pursuant to the Purchase Agreement, and to perform its obligations to deliver the Distributions; and

          (ii) all costs and expenses incurred by the Secured Party to obtain, preserve, and enforce this Agreement and the Purchase Agreement, collect the Obligations, and maintain, preserve and protect, and enforce the Secured Party's rights against, any Collateral securing the Obligations, including without limitation, all taxes (excluding income taxes), assessments, reasonable attorneys' fees and legal expenses and expenses of sale.

     "Proceeds" shall mean all "proceeds" and "products" (as such terms are
      --------
defined in Article 9 of the UCC) of Collateral, and, to the extent not otherwise included herein:

          (i) the Distributions made with respect to the Sale Claims and the Sale Debentures;

          (ii) any and all proceeds of any insurance, causes and rights of action, settlements thereof, judicial and arbitration judgments and awards, indemnity, warranty or guaranty payable to the Pledgor from time to time with respect to any of the Collateral;

          (iii) any and all payments (in any form whatsoever) made or due and payable to the Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority;

          (iv) all claims of the Pledgor for losses or damages arising out of or related to or for any breach of any agreements, covenants, representations or warranties or any default under any of the Collateral (without limiting any direct or independent rights of the Secured Party with respect to the Collateral); and

          (v) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Restriction" shall mean any voting agreement, voting trust, proxy, power
      -----------
of attorney, or other document, instrument or agreement, whether revocable or irrevocable, limiting or affecting the rights of the holder of any of the Collateral to vote, transfer, receive distributions on, or otherwise enjoy any of the benefits of, the Collateral.

     "Security Interest" shall mean the continuing general first priority Lien
      -----------------
on, and first priority security interest in, and the grant, bargain, sale, transfer, pledge and assignment of, the Collateral in favor of and to the Secured Party as security for the payment and performance of the Obligations.

     "UCC" shall mean the Uniform Commercial Code, as in effect in the State of
      ---
New York.

     1.2  Other Definitions.  Unless the context indicates otherwise, (i)
          -----------------
definitions in the UCC apply to words and phrases in this Agreement, and, to the extent that UCC definitions conflict, Article 9 definitions apply and (ii) unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Purchase Agreement.

     ARTICLE 2  GRANT AND TERMS OF PLEDGE.
                -------------------------

     2.1  Grant.  Subject to the terms and provisions of this Agreement, the
          -----
Pledgor hereby grants, conveys and pledges to the Secured Party the Security Interest in the Collateral in order to secure the payment and performance of the Obligations by the Pledgor.

     2.2  Delivery of Collateral.  The Sale Debentures and all other tangible
          ----------------------
evidences of the Collateral, including, but not limited to, documents, certificates, instruments and cash, shall immediately, or, if hereafter acquired, immediately after such acquisition, be delivered to and held by the Secured Party or its nominee or the DTC (as defined below) pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Secured Party. Any such items received by the Pledgor shall be held in trust by the Pledgor for the Secured Party until delivered to the Secured Party. Any such items received by the Pledgor shall be held in trust by the Pledgor for the Secured Party until delivered to the Secured Party.

     The Collateral shall be held in a custody or like account by the Secured Party or its nominee or on deposit for the account of the Pledgor, subject at all times to the Security Interest granted to the Secured Party, with the Depository Trust Company ("DTC"), which term shall include any successor or other comparable clearing organization or financial intermediary between the Secured Party and the DTC, which Security Interest shall be noted on the books and records of the DTC, or such financial intermediary.

     In the event Collateral is deposited with the DTC, the Pledgor shall upon the request of the Secured Party take or ensure the taking of all steps necessary to ensure that the Security Interest of the Secured Party in such Collateral is fully perfected in compliance with Section 8-320 of the UCC, other applicable law, if any, and the applicable rules, regulations, agreements and procedures of the DTC (including, without limitation, the execution and delivery by the Pledgor to the Secured Party of such copies, in blank, as the Secured Party may request of DTC forms (including, without limitation, DTC Pledge of Collateral Form 22-5035A)). The Pledgor hereby authorizes the Secured Party to deliver such forms to the DTC, appropriately filled in by the Secured Party, whenever the Secured Party in its discretion, elects to do so.

     All Proceeds of Collateral received by a nominee or the DTC shall be heldin trust for the Secured Party after the receipt by such nominee or the DTC thereof either (i) in a segregated deposit account containing only cash Proceeds, free and clear of all liens and claims, including without limitation banker's liens and rights of setoff or recoupment (other than the Secured Party's Security Interest therein) or (ii) in a deposit account at the Secured Party.

     The Pledgor hereby authorizes the United States Trust Company New York to execute a letter confirmation substantially in the form of Exhibit A attached hereto.

     2.3  Termination.  All security interests in the Collateral shall terminate
          -----------
and all obligations of the Pledgor and rights of the Secured Party hereunder shall terminate upon the first to occur of (i) payment of the Purchase Price and delivery of the Distributions as provided in Section 1.01 of the Purchase Agreement, or (ii) termination of the Purchase Agreement in accordance with
Section 5 of the Purchase Agreement and Purchaser's delivery to Secured Party of the instruments and documents referred to in such Section 5.

     ARTICLE 3  PLEDGOR'S REPRESENTATIONS AND WARRANTIES.  The Pledgor
                ----------------------------------------
represents and warrants as follows:

     3.1  Ownership of Collateral.  Except for the Security Interest, the
          -----------------------
Pledgor is (or in the case of Collateral acquired after the date hereof, will be) the sole owner of each item of the Collateral, having good and marketable title thereto, free and clear of any and all Liens (except for Liens in favor of United States Trust Company of New York, as custodian for the Collateral), and has the legal right and authority to pledge and grant a Lien and the Security Interest on the Collateral. No financing statements covering the Collateral is on file in any public office except financing statements, if any, relating to the Security Interest.

     3.2  First Lien on the Collateral.  The Security Interest constitutes and
          ----------------------------
creates a valid and continuing first priority Lien on the Collateral in favor of the Secured Party. All action necessary or desirable to protect the Security Interest in each item of the Collateral has been duly taken by the Pledgor.
Upon delivery of the certificates representing the Sale Debentures and bond powers duly executed in blank to the Secured Party or its nominee, or if Sale Debentures are deposited with the DTC, upon compliance with Section 8-320 of the UCC, other applicable law, if any, and the applicable rules, regulations, agreements and procedures of DTC, the Security Interest will be perfected in the Sale Debentures. Likewise, the filing of UCC-1 financing statements on the interests of the Pledgor in the remaining Collateral with the Secretary of State of the State of California and the clerk for Los Angeles County, California, the location of the Pledgor's chief executive office (as defined in the UCC), will perfect the Security Interest in such other Collateral.

     3.3  Voting and Transfer Restrictions.  Except as contemplated by the
          --------------------------------
Purchase Agreement, no Restriction is in effect with respect to the Collateral by virtue of any action taken by the Pledgor, and no Restriction will be in effect with respect to any Collateral hereafter acquired by the Pledgor or delivered to the Secured Party. The execution, delivery and performance of this Agreement and the Purchase Agreement (including the exercise of any and all remedies provided for herein and therein) will not result in or permit the imposition of any Restriction upon any present or future Collateral.

     ARTICLE 4  PLEDGOR'S COVENANTS.
                -------------------

     4.1  Ownership of Collateral.  The Pledgor shall defend the Collateral
          -----------------------
against all claims and demands of all Persons at any time claiming the Collateral or any interest therein adverse to the Secured Party, except for claims and demands arising out of the Secured Party's acts or omissions.

     4.2  Sale of Collateral.  Except for the obligations of Pledgor to transfer
          ------------------
the Collateral to the Secured Party pursuant to the Purchase Agreement, the Pledgor will not, without the prior written consent of the Secured Party, sell, encumber, or otherwise dispose of or hypothecate the Collateral or any portion thereof.

     4.3  Maintenance.  Except for the Security Interest, the Pledgor shall keep
          -----------
the Collateral free from all Liens and Restrictions, and shall not cause, permit or suffer to exist the imposition of any Lien or Restriction upon any Collateral, whether now owned or hereafter acquired. The Pledgor will not execute and shall not suffer to exist on file in any public office any financing statement or similar filing with respect to the Collateral.

     4.4  Additional Documents.  At any time and from time to time, upon the
          --------------------
request of the Secured Party, and at the sole expense of the Pledgor, the Pledgor will promptly do all such acts and things and execute and deliver any and all such further instruments and documents and will take such further action as may be deemed necessary or desirable in the judgment of the Secured Party to
(i) obtain, maintain, preserve and perfect the Security Interest, including, without limitation, the filing of any financing statements and continuation statements and the giving of all notices of the Security Interest hereunder to the DTC under the UCC or other applicable law in effect in any jurisdiction with respect to the Security Interest and (ii) enforce the Secured Party's rights, power and remedies with respect to the Collateral.

     4.5  Notice of Change.  The Pledgor will notify the Secured Party of any
          ----------------
material adverse change occurring in or to the Collateral of which it becomes aware.

     4.6  Notice of Security Interest to Indenture Trustees.   The Pledgor shall
          -------------------------------------------------
provide written notice of its granting of the Security Interest to the Secured Party in respect of the Sale Debentures and all of the other Collateral pursuant to this Agreement to: (i) Continental Bank, N.A., as trustee under a certain Indenture dated as of August 15, 1987 (as supplemented, amended or modified from time to time) between Telemundo Group, Inc. and Continental Bank, N.A., as trustee for, among others, the holders of the 1992 Zero Coupon Notes and (ii) Bankers Trust Company, as successor indenture trustee under a certain Indenture dated as of December 15, 1982 (as supplemented, amended or modified from time to time) between Telemundo Group, Inc. (as successor in interest to John Blair & Company) and Bankers Trust Company, as successor indenture trustee for the holders of the 13 5/8% Debentures.

     ARTICLE 5  RIGHTS AND DUTIES OF SECURED PARTY.
                ----------------------------------

     5.1  Attorney-in-Fact.  The Pledgor hereby appoints the Secured Party as
          ----------------
the Pledgor's attorney-in-fact with full power in the Pledgor's name and on the Pledgor's behalf to do every act that the Pledgor is or may be obligated or required to do hereunder and to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement (but the Secured Party shall not be obligated to take any such action), including, without limitation:

          (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

          (c) to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the protection or collection of any of the Collateral or otherwise to protect or enforce the rights of the Pledgor with respect to any of the Collateral.

     5.2  Certain Rights. The Secured Party may, in its discretion, at any time
          --------------
before or after the occurrence of an Event of Default, take any or all of the following actions (but the Secured Party is under no duty to take any such action):

          (a) take control of Proceeds and use cash Proceeds to reduce any part of the Obligations;

          (b) release Collateral in its possession to the Pledgor, temporarily or otherwise; and

          (c) in its own name or in the name of the Pledgor, as the Secured Party may determine, take any of the actions described in Section 5.1.

     5.3  Registration.  After the occurrence and during the continuance of an
          ------------
Event of Default, the Secured Party shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Secured Party or any of its nominees any or all of the Collateral. In this regard, the Pledgor hereby authorizes and irrevocably appoints the Secured Party as the Pledgor's attorney-in-fact to transfer the Collateral on the books of the Issuer, in whole or in part, to the name of the Secured Party or such other Person(s) as the Secured Party may designate. The Pledgor hereby agrees to use its best efforts to cause the Issuer to comply with and only with instructions of transfer received from the Secured Party.

     5.4  Right to Vote.  The Secured Party may, without notice to the Pledgor,
          -------------
directly or through a nominee, exercise all voting and other rights related to the Collateral at any meeting of the holders of securities of the Issuer and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to such Collateral as if it were the absolute owner thereof.

     5.5  Sales of Collateral.
          -------------------

          (a) After the occurrence and during the continuance of an Event of Default, the Secured Party may, without notice to the Pledgor, without demand of performance or other demand, advertisement or notice of any kind (except notices the right to which may not be waived under applicable law) to or upon the Pledgor or any other Person (all and each of which demands, advertisements and notices are, to the extent permitted by law, hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or any of the Secured Party's offices or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Collateral shall be required to purchase securities constituting Collateral for investment and without any intention to make a distribution thereof) as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Secured Party or any purchaser upon any such sale or sales, whether public or private, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived and released.

          (b) The Pledgor shall be entitled to any surplus and shall be liable to the Secured Party for any deficiency arising from accounts, contract rights or chattel paper included in the Collateral through sale thereof to the Secured Party. If the Secured Party disposes of the Collateral, or any portion thereof, following the occurrence of an Event of Default, the Proceeds of such disposition available to satisfy the Obligations shall be applied by the Secured Party to the Obligations in such order and in such manner as the Secured Party shall elect at its discretion. In the event that the proceeds of any collection, recovery, receipt, appropriation, realization, or sale as aforesaid are insufficient to pay all amounts to which the Secured Party is legally entitled, the Pledgor will be liable for the deficiency, together with interest thereon, at the rate of 10% per annum, and the fees of any attorneys employed by the Secured Party to collect such deficiency. Expenses of holding, preparing for sale, selling, or the like shall include the Secured Party's attorneys' fees and legal expenses.

     5.6  Private Sales.  The Pledgor recognizes that it may not be desirable
          -------------
for the Secured Party to effect a public sale of all or a part of the Collateral, and that the Secured Party may wish to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire Collateral consisting of securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at places and on terms less favorable to the seller than if sold at public sales and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that the Secured Party has no obligation to delay sale of any such Collateral consisting of securities for the period of time necessary to permit the issuer of such Collateral consisting of securities to register such Collateral consisting of securities for public sale under the Securities Act.

     5.7  Remedies Cumulative.  The foregoing rights and powers of the Secured
          -------------------
Party shall be in addition to, and not a limitation upon, any rights and powers of the Secured Party given by law, equity, custom, elsewhere by this Agreement or otherwise. The Secured Party may, but shall not have any duty to, exercise any of the rights, privileges or options listed in or contemplated by this section and shall not be responsible for any failure to exercise any such rights, privileges or options or for any delay in any such exercise.

     5.8  Care.  Beyond the exercise of reasonable care to assure the safe
          ----
custody of the Collateral while held hereunder, the Secured Party shall have no duty or liability to preserve rights pertaining thereto, and shall be relieved of all responsibility for the Collateral upon surrendering it to the Pledgor.

     ARTICLE 6  GENERAL.
                -------

     6.1  Assignment of the Obligations by the Secured Party.  The Secured Party
          --------------------------------------------------
may assign to any transferee of any of the Obligations any or all of the rights of the Secured Party in the Collateral, and thereafter the Secured Party shall be fully discharged from all responsibility with respect to the Collateral so assigned, transferred or delivered. Such transferee shall be vested with all the powers and rights of the Secured Party hereunder with respect to such Collateral, but the Secured Party shall retain all rights and powers hereby given with respect to any of the Collateral not so assigned or transferred.

     6.2  Waiver.  No failure or delay on the part of the Secured Party in
          ------
exercising any right, power or privilege hereunder and no course of dealing between the Pledgor and the Secured Party shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No notice to or demand on the Pledgor in any case shall entitle the Pledgor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.

     6.3  Parties Bound.  The rights of the Secured Party hereunder shall inure
          -------------
to the benefit of its successors, transferees and assigns. This Agreement shall be binding upon the Pledgor and its successors and assigns.

     6.4  Notice.  Section 6.01 of the Purchase Agreement shall govern the
          ------
manner and effectiveness of all notices, requests and other communications in connection with this Agreement. Notice mailed in accordance with the terms hereof at least five days prior to the related action shall be deemed commercially reasonable and fair.

     6.5  INTEGRATION AND MODIFICATIONS.  NO PROVISION HEREOF SHALL BE MODIFIED
          -----------------------------
OR LIMITED EXCEPT BY A WRITTEN AGREEMENT EXPRESSLY REFERRING HERETO. THIS AGREEMENT SHALL NOT BE MODIFIED BY COURSE OF CONDUCT, USAGE OF TRADE OR THE LAW MERCHANT. THIS AGREEMENT AND THE PURCHASE AGREEMENT REPRESENT THE FINAL AGREEMENT OF THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     6.6  Financing Statements.  The Secured Party is authorized on behalf of
          --------------------
the Pledgor, as the Pledgor's agent and attorney in fact for such purpose, to complete and sign one or more financing statements, continuation statements, notices of pledge or similar instruments with respect to any Collateral covered by this

Agreement and to file the same in any appropriate office or place.

     6.7  APPLICABLE LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          --------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CHOICE OF LAW RULES THEREOF.

     6.8  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument notwithstanding that all parties are not signatories to each individual counterpart.

     6.9  Reformation and Severability.  If any provision of this Agreement is
          ----------------------------
held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof (i) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable, and (ii) the legality, validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

     6.10  Pledgor's Obligations.  Anything herein to the contrary
           ---------------------
notwithstanding (i) the Pledgor shall remain liable under the documents, instruments and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Secured Party of any of the rights hereunder shall not release the Pledgor from any of its duties or obligations under the documents, instruments and agreements included in the Collateral, and (iii) the Secured Party shall not have any obligation or liability under the documents, instruments and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     6.11  Submission to Jurisdiction.  The Pledgor hereby irrevocably consents
           --------------------------
that any legal action or proceeding against it or any of its property arising out of or relating to the Obligations, the Collateral or this Agreement may be brought in any court of the State of New York or any federal court of the United States of America located in the County of New York, the State of New York, United States of America, as the Secured Party may elect, and, by execution and delivery of this Agreement, the Pledgor hereby submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Pledgor hereby irrevocably designates, appoints and empowers The

Corporation Trust Company located at 1633 Broadway, New York, New York 10019, as its agent to receive for and on its behalf service of process in New York in any legal action or proceeding with respect to this Agreement. The Pledgor further irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to its address for notices pursuant to
Section 6.4. hereof. The foregoing, however, shall not limit the right of the Secured Party to serve process in any other manner permitted by applicable law or to bring any legal action or proceeding or to obtain execution of judgment in any jurisdiction.

     The Pledgor hereby waives any right it may have under the law of any jurisdiction to commence any legal action or proceeding with respect to this Agreement with notice by publication.

     The Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement in the State of New York and hereby further irrevocably waives any claim that the State of New York is not a convenient forum for any such suit, action or proceeding. The Pledgor further agrees that any final judgment obtained against it in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of its indebtedness.

     IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed and delivered as of the date specified at the beginning hereof.



                                  By:
                                      -----------------------------------
                                  Title:


                             TLMD PARTNERS II, L.L.C.

                                  By:  AIF II, L.P. its Manager


                                       By:  Apollo Advisors, L.P.,
                                            its Managing General Partner


                                       By:  Apollo Capital Management,
                                            Inc., its General Partner

                                       By:
                                           ------------------------------
                                            Name:
                                            Title:

                    UNITED STATES TRUST COMPANY OF NEW YORK

                                                               December __, 1994

TLMD Partners II, L.L.C.
c/o Apollo Advisors, L.P.
1301 Avenue of the Americas
36th Floor
New York, NY  10019
Attention: Michael D. Weiner

Ladies and Gentlemen:

                         Confirmation of "Purchase" of
                         Securities and Identification
                             of Security Interests
                        -------------------------------

     Reference is made to the Pledge Agreement, dated as of December __, 1994 between ________________________________ (the "Pledgor"), and TLMD Partners II,
L.L.C. (the "Pledgee") (as such Pledge may be modified, supplemented or amended from time to time, the "Pledge Agreement").

     1. The undersigned, United States Trust Company of New York ("U.S. Trust") hereby represents, warrants and agrees as follows:

     (a) it is a "financial intermediary", and not a "clearing corporation" within the meaning of Section 8-313 of the Uniform Commercial Code as in effect in the State of New York (the "New York UCC");

     (b) it confirms that it has, by book entry or otherwise, identified the number of the securities listed on Schedule I hereto which constitute or are part of a fungible bulk of securities shown on its account on the books of another financial intermediary (the "Securities") as belonging to ________________________________ and that, in the case of certificated securities, such securities are held in New York;

     (c) it confirms that the Securities are subject to a first priority pledge and security interest in favor of the Pledgee pursuant to the Pledge Agreement and that it has identified, by book entry or otherwise, that such securities are subject to a first priority pledge and security interest in favor of the Pledgee and, following the receipt of a written direction by Pledgee, it shall pay all cash distributions in respect of the Securities, and all proceeds of any sale of the Securities, directly to the Pledgee at such address as the Pledgee shall have separately instructed U.S. Trust;

     (d) it confirms that it has received no notice of a lien on the Securities and will not confirm such a lien without the prior written consent of the Pledgee;

     (e) it will, from time to time upon written request of the Pledgee, deliver to the Pledgee a list of Securities; and

     (f) without the prior written consent of the Pledgee, it will not sell, assign or transfer any of the Securities.

     2. All such notices and communications hereunder shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier and when mailed shall be effective three Business Days following deposit in the mail with proper postage. All notices and other communications shall be in writing and addressed as follows:

                             if to the Pledgee, at:

                             TLMD Partners II, L.L.C.
                             c/o Apollo Advisors, L.P.
                             1301 Avenue of the Americas
                             38th Floor
                             New York, NY  10019
                             Attention:  Michael D. Weiner
                             Telephone: (212) 261-4000
                             Telecopier: (212) 261-4060

                             With a copy to:

                             c/o Apollo Advisors, L.P.
                             1999 Avenue of the Stars
                             Suite 1900
                             Los Angeles, California 90067
                             Attention:  Michael D. Weiner
                             Telephone: (310) 201-4122
                             Telecopier: (310) 201-4166

                             if to the Pledgor, at:


                             if to the Custodian, at:

                             United States Trust Company of New York
                             770 Broadway
                             New York, New York 10003
                             Attention:  P. Lawrence Seidel, Jr.
                             Telephone:  (212) 598-2973
                             Telecopier:  (212) 598-2993

     This letter shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                             Very truly yours,

                             UNITED STATES TRUST COMPANY OF
                             NEW YORK



                             By:_____________________________________
                                    Title:

                                                                      Schedule 1
                                                                      ----------


                           Description of Securities
                           -------------------------
Security                                                        Principal Amount
- --------                                                        ----------------